44th Edison Electric Institute

Financial Conference

November 1-3, 2009

Entergy

EQUAGEN

enexus

Caution Regarding Forward-Looking Statements and Reg G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in (i) Entergy's Form 10-K for the year ended December 31, 2008, (ii) Entergy's Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 and (iii) Entergy's other reports and filings made under the Securities Exchange Act of 1934, (b) the uncertainties associated with efforts to remediate the effects of Hurricanes Gustav and Ike and the January 2009 Arkansas ice storm and recovery of costs associated with restoration, and (c) the following transactional factors (in addition to others described elsewhere in this presentation and in subsequent securities filings): (i) risks inherent in the contemplated spin-off, joint venture and related transactions (including the level of debt to be incurred by Enexus Energy Corporation and the terms and costs related thereto), (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements. Entergy cannot provide any assurances that the spin-off or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transaction is subject to certain conditions precedent, including regulatory approvals and the final approval by the Board of Directors of Entergy.

This presentation includes the non-GAAP measures of operational earnings per share and adjusted EBITDA (adjusted earnings before interest, income taxes, depreciation and amortization) when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. These reconciliations can be found on slides 14, 26 and 32. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our Web site at www.entergy.com.

Entergy's Asset Portfolio and POV-Focused Business Model

Entergy's Legacy Positions

Entergy's Businesses
- 30,000 MW electric generating capacity
- 2nd largest U.S. nuclear generator
- 2.7 million customers
- $13 billion revenues
- 14,700 employees

Non-Utility Nuclear
6 ▲ non-utility units owned at 5 sites (4,998 MW)
1 plant managed (800 MW)



Spin-off

Utility
- 6 vertically integrated electric utilities (5 retail regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- 22,000 MW of generating capacity
- 15,500 miles of transmission lines

Non-Nuclear Wholesale Assets
~ ● 1,350 MW non-nuclear wholesale capacity owned

Entergy's Business Model



Supply / Demand
Climate / Weather Data
Environment
Competitive Behavior
Fuel Prices
Legislation / Regulation
Credit Markets
Capital Markets
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Portfolio Management
Operational Excellence
Long Positions
Structured Contracts
Asset Development / Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict Risk Limits
Produce Products / Services
Achieve Productivity
Manage Relationships
Competitor / Industry Standards
Driven by:
Markets
Skills
Scale
Scope
Positions

Motivation and Value Opportunities for Spin-off

Motivation for Separation

Factor	Rationale
Risk Reduction	Isolate commodity risks inherent in the Non-Utility Nuclear business
Capital Structure	Optimize the capital structures of both companies and reinforce capital discipline
Hedging Flexibility	Greater commodity hedging flexibility
Incentivize Management	More focused management incentives linked to performance of each business
M&A	Greater flexibility to participate in M&A

Potential to Capture Other Shareholder Value

Factor	Rationale
Option Value	Provide shareholders the optionality of making independent buy / sell decisions for Enexus and Entergy
Shareholder Base	Ability to appeal more directly to natural shareholder bases
Equity Cost	Minimize corporate cost of equity
Research	Separate equity research coverage
Scarcity Value	Crystallize scarcity value of baseload generation / CO_2 story

A Utility of Diversified Load and Generation

2008 Statistics

- Customers:
  - Electric 2.7M, Gas 0.19M
- Revenues: $10.1B (incl. $5.3B Fuel)
- Billed Sales: 106 TWh
  - Res 31%, Comm'l / Gov't 28%
  - Ind 36%, Wholesale 5%
- Sources of Energy: 112 TWh
  - Nuclear 34%, Coal 14%
  - Purchased Power 30%
  - Gas / Oil / Hydro 22%
- Generation Portfolio: 22,078 MW
  - Nuclear 23%, Coal 10%
  - Gas / Oil / Hydro 67%
- Transmission:
  - 15,500 Miles (incl. >500 KV)
  - 195,000 Service Schedules


Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy New Orleans
Entergy Texas
Entergy Gulf States Louisiana

Five Regulatory Jurisdictions

Arkansas – APSC
- 3 Commissioners
- Appointed by Governor, including Chair
- 6-year terms, staggered

Louisiana – LPSC
- 5 Commissioners
- Elected, Chair selected by peers for 1-year term
- 6-year terms, staggered

Texas – PUCT
- 3 Commissioners
- Appointed by Governor, including Chair
- 6-year terms, staggered


Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy Gulf States Louisiana
Entergy New Orleans

Mississippi – MPSC
- 3 Commissioners
- Elected, Chair rotates every 1 – 2 years
- 4-year terms, concurrent

New Orleans – CCNO
- 7 Council members
- Elected, President selected by peers from two at-large seats
- 4-year terms, concurrent (2-term limit)

Emerging Signs of Regional Economic Recovery

Entergy's service territory didn't fall as hard as the rest of the nation

Entergy Regional GDP vs. U.S.

1Q 2008 – 4Q 2011E; % annualized



6
3
0
-3
-6
-9
Forecast
ETR
U.S.
1Q08
1Q09
1Q10
1Q11

Source: U.S. Dept. of Commerce and Moody's Economy.com

Industrial sector has been most affected by the downturn

Entergy Utility Weather-adjusted Sales Growth

1Q 2008 – 3Q 2009; %



10E = 4.5%
5
0
-5
-10
-15
Resid. / Comm'l / Gov't
Industrial
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

Recovery in manufacturing will have a positive impact on industrials

ISM Manufacturing Report

1/2000 – 9/2009; index



62.0
54.0
46.0
38.0
30.0
Expanding Manufacturing
ISM
Expanding Economy
1/00
1/02
1/04
1/06
1/08

Source: Institute for Supply Management

Falling gas prices helped our customers (bills down 33% since summer 2008)

Average Entergy Total Customer Rate

1Q 2008 – 3Q2009; $/MWh



150
100
50
0
106
Down 33%
71
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

Earnings Growth through ROE Improvement

Return on Equity
2008; %


Book ROE
Authorized ROE
Authorized FRP ROE Range
Achieving Theoretical Earnings[1] Could Generate Up to ~$150M
18
15
12
9
6
3
0
Filed Rate Case in Sep 2009
Requested
Write-off
2008 Test Year Cost of Service Adj in Nov 2009
EGSL +$36.9M
ELL +$16.3M
Filed for FRP Revision in Sep 2009
New FRP Adopted in Apr 2009
New Rate Case to be Filed in Dec 2009
EAI
EGSL
ELL
EMI
ENOI[2]
ETI
SERI

[1] Theoretical earnings assume each utility earns at least 2008 level or the midpoint of allowed ROEs and debt /equity ratios using last filed rate information, with ENOI adjusted to reflect 2009 rate case outcome

[2] ENOI authorized ROE depicted in chart is for the Electric operation

Turn in Commodity Markets

Power
DAM; $/MWh


130
110
90
70
50
30
10
NE*
ETR
Source: Platts
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

*Capacity Weighted

Natural Gas
Henry Hub; $/MMbtu


14
12
10
8
6
4
2
Cash Gas
2010 Nymex Strip
Source: Platts
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

Stock Indices
Indexed (1/1/08 = 100)


110
100
90
80
70
60
50
40
S&P 500
UTY
ETR
Source: Bloomberg
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

10 Yr Credit Rates
%


18
16
14
12
10
8
6
4
2
0
Treasury
B
BB
BBB
Source: Bloomberg
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

Aluminum
Spot; $/MT


3,400
3,000
2,600
2,200
1,800
1,400
1,000
Source: Bloomberg
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

Copper
Spot; $/MT


8,500
7,500
6,500
5,500
4,500
3,500
2,500
1,500
500
Source: Bloomberg
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

Steel
#1 Heavy spot; $/MT


600
500
400
300
200
100
0
Source: Bloomberg
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

Market Volatility
VIX; %


90
75
60
45
30
15
0
Source: Yahoo! Finance
J-08
A-08
J-08
O-08
J-09
A-09
J-09
O-09

Productive Rate Base Growth

Generation

Gas-Fired Capacity

Recent Acquisitions; $/kW



Perryville
$235/kW
(6/2005)



Calcasieu
$205/kW
(3/2008)



Attala
$231/kW
(1/2006)



Ouachita
$325/kW
(9/2008)



10/2009 – Acadia Unit 2 (580 MW) acquisition announced;
Targeted close late 2010 / early 2011

Acquire or contract some of the merchant capacity built over the past decade

Self Build Options

Construct and / or repower generating facilities on existing Entergy Utility sites

Nuclear Capacity

Preserve option to build new units at Grand Gulf and River Bend sites

Transmission

Connect new resources





NERC Transmission Planning (TPL) rule changes

Smart Grid / infrastructure requirements / renewables



Line of Sight on Total Shareholder Return Aspiration

Illustrative

Entergy's Goal


~X 2
Add'l Portfolio Mgt
Repurchases / Split-off
Organic Growth
ROE Improvements
ETR Pre-Spin
Utility Pre-Spin
ETR Aspiration Post-Spin

Utility Capital Plan
1998 – 2012E; $B


Investment Opportunity
Hurricanes Gustav / Ike
2.4
1.8
1.2
0.6
0.0
98
00
02
04
06
08
10E
12E
Forward

Earnings Per Share Growth
2009E – 2014E


Challenge: 15% CAGR
Add'l Portfolio Mgt
Aspiration: Double-Digit CAGR
Organic Growth (~55%)
Recapitalization (~45%)

A Nuclear Portfolio of Low-Cost Assets in Attractive Markets

Enexus Nuclear Fleet


FitzPatrick – 838 MW
Acquired November 2000
Palisades – 798 MW
Acquired April 2007
Vermont Yankee – 605 MW
Acquired July 2002
Cooper – 800 MW
Contracted[1]
September 2003
Pilgrim – 688 MW
Acquired July 1999
Indian Point, Unit 2 – 1,028 MW
Acquired September 2001
Indian Point, Unit 3 – 1,041 MW
Acquired November 2000
New England
Independent System Operator "ISO-NE" control area
New York
Independent System Operator "NYISO" control area
Midwest
Independent System Operator "MISO" control area

[1] Enexus will provide plant operation support services for the Cooper nuclear station, which is owned by a third party

The Enexus Value Proposition

Three key elements define the Enexus value position


Multiple Upsides
CO_2
enexus
Strong Credit Supports Transactional Capabilities

Parameters for Value Growth

enexus		Not Enexus
Maximize value	**Objective**	Growing the asset base only
Risk-adjusted returns	**Method**	Focus only on returns, not risk
Risk management priority		Unnecessary risk exposure
Our point-of-view		Market point-of-view
Patience and discipline		Precipitous
Organic and transactional	**Opportunities**	Transactional only
Nuclear and other		Focused on nuclear only
Buyer and seller		A buyer only
Position for dislocated market opportunities		Create value in good markets only
Return capital to shareholders		Hoard excess cash
Strong capital structure	**Base**	Limited liquidity
Strong free cash flow		Low free cash flow

Multiple Upsides

Enexus Energy is <u>unique</u>

Multiple upside elements provide unmatched value-enhancing opportunities


Return Capital to Shareholders
2014 ASPIRATION
$2B Adjusted EBITDA[1]
Non-Nuclear Opportunities
Nuclear Opportunities
Greatest Commodity Upside
CO_2
Natural Gas
Heat Rates / Capacity Markets
Value Upsides
Free Cash Flow
Strong Capital Structure / Liquidity
Risk Management
Operational Expertise
Base Value

[1] Adjusted EBITDA – Earnings before interest, income taxes, depreciation and amortization and interest and dividend income (EBITDA) excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets

Strong Base / Transactional Capabilities

The U.S. generation industry will <u>evolve</u>

Enexus will be part of that evolution

- Business Cycles
- Rating Agencies
- Financing Constraints
- Regulation



Enexus
Catalysts to Cause Assets to "Change Hands"
> 100,000 MWs Under Evolving Ownership
Transactional Opportunities

- Strong Capital Structure
- Significant Liquidity
- Cash Flow
- One of a few vehicles for growth in industry

- Generation Companies
- Private Equity
- Hedge Funds
- Hybrid Utilities
- Financial Institutions
- Infrastructure Funds
- International Owners

A Rapidly Evolving Nuclear Industry


Regulatory Oversight
Security
License Renewals
Early Site Permits
104 Domestic Plants
Numerous Single Owners
INPO
Decommissioning
NRC
Gen IV
enexus
EQUAGEN
COLA
Spent Fuel Management
Production / Capital Costs
Uprates
Refueling
New Nuclear Renaissance
Foreign Owner Limitations
Modular Reactors
DECON / SAFSTOR
GHG Legislation
Process Heat Applications
Operational Performance
Acquisitions
Operational Services
New Plant Development Services
License Renewal / Decommissioning Services
Value Upsides

Financial Strength and Flexibility

enexus **Estimated Financial Capabilities**

$M at spin date (assumed Jan. 1, 2010)



750
350
800[1]
800[2]
2,700
Equity and Unsecured Bond Financing
Cash
Minimum Liquidity Commitment
Bank Facilities
Additional Secured Financing Authority
Sub-Total
Other Potential Financing Sources

[1] *Consists of the $1,200M Secured Bank Facility and up to $500M Term LC Facility, net of estimated post spin collateral and credit support obligations (calculated as of Aug. 31, 2009), and assumes the $350M minimum liquidity commitment is taken from the Secured Bank Facility rather than from cash*

[2] *Additional amounts permitted for various purposes under Secured Bank Facility*

Near-term Value-Enhancing Opportunities

Hedge Strategy

Current Sold Forward Position

% as of Sep. 30, 2009


Energy
Capacity
86
77
88
61
63
51
25
28
18
16
17
16
Bal. 09E
10E
11E
12E
13E
14E

Operational Excellence

Capacity Factor

2004-YTD 2009; %

3Q09 Capacity Factor = 100%


92
93
95
89
95
91
04
05
06
07
08
09YTD

License Renewal Update

License Renewal Status

Unit	Filed	Expiration	Expected NRC Decision Date
Palisades	Approved	3/24/2031	Issued 1/2007
FitzPatrick	Approved	10/17/2034	Issued 9/2008
Pilgrim	Yes	6/8/2012	Est. Year-end 2009
Vermont Yankee	Yes	3/21/2012	Est. Year-end 2009 / early 2010
Indian Point 2	Yes	9/28/2013	Est. 1Q 2011
Indian Point 3	Yes	12/15/2015	Est. 1Q 2011

Comments on the Process

- License renewals are granted based on safety and environmental reviews
  - Strong safety scores
  - 90 INPO (Institute of Nuclear Power Operations) Index for the fleet
  - Experts tapped in environmental matters
- NRC (Nuclear Regulatory Commission) process is consistent and one that Enexus knows well
- Enexus' plants are important, low-cost generators in their regions
- At Pilgrim and Vermont Yankee, ASLB (Atomic Safety and Licensing Board) hearing process is complete; appeals pending at NRC
- VPSB (Vermont Public Service Board) CPG (Certificate of Public Good) approval also required for Vermont Yankee; legislative decision and VPSB ruling expected in mid-2010
- At Indian Point, ACRS (Advisory Committee on Reactor Safeguards) findings regarding SER (Safety Evaluation Report) concluded that renewal application should be approved; final SER issued by NRC

Enexus Markets and Contracts

Markets and Nearest Hub

2010; % of Total MW


MISO
Bundled contract
NYISO Zone A[1]
NYISO – ROS[1]
Capacity Price
$3.17/kW-mo. (summer 2009) and $1.71/kW-mo. (winter 2009 / 2010)
NEPOOL MASS Hub
2009-2010 Capacity Price (FCM)
$4.10/kW-mo
NYISO Zone G[1]
16
17
26
41

[1] NYISO Zones A&G are proxies for FitzPatrick and Indian Point which are physically located in Zones C and H, respectively; both plants are located in NYISO – ROS capacity market
Sources: ISO-NE and NYISO

Energy Prices

Portfolio average Bal 2009E-2014E; $/MWh


70
60
50
40
30
20
10
0
Market Price (LD)
Average Contract Price
Bal09E
10E
11E
12E
13E
14E

Source: NYMEX Clearport for market prices

Select Contract Terms

Palisades –

- 15-year bundled capacity and energy contract expiring in 2022
- Carbon value sharing triggered by law creating a tradable attribute with market value
  - 100% thru 10th PPA anniversary
  - 50% thereafter for PPA duration

Vermont Yankee –

- 510 MW life-of-unit bundled capacity and energy contract expiring in 2012
- License renewal value sharing provision for 10 years (2012 through 2022)
  - 50% of energy sales above $61/MWh, with annual strike price adjustments based on 3 indices

Indian Point 3 / FitzPatrick –

- Annual NYPA value sharing payment not to exceed $72M thru 2014 based on MWh output up to 82% capacity factor

New York Zone A Market Prices and Heat Rates

NYISO Zone A
ATC Forward Prices ($/MWh)


2009
2010
2011
2012
85
75
65
55
45
35
25
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08
12/08
1/09
2/09
3/09
4/09
5/09
6/09
7/09
8/09
9/09
10/09

Source: NYMEX Clearport

NYISO Zone A
Implied Delivered Heat Rate (Btu/kWh)


2009
2010
2011
2012
7,500
7,000
6,500
6,000
5,500
5,000
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08
12/08
1/09
2/09
3/09
4/09
5/09
6/09
7/09
8/09
9/09
10/09

Source: NYMEX Clearport

New York Zone G Market Prices and Heat Rates

NYISO Zone G
ATC Forward Prices ($/MWh)


130
112
94
76
58
40
2009
2010
2011
2012
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08
12/08
1/09
2/09
3/09
4/09
5/09
6/09
7/09
8/09
9/09
10/09

Source: NYMEX Clearport

NYISO Zone G
Implied Delivered Heat Rate (Btu/kWh)


10,200
9,800
9,400
9,000
8,600
8,200
7,800
2009
2010
2011
2012
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08
12/08
1/09
2/09
3/09
4/09
5/09
6/09
7/09
8/09
9/09
10/09

Source: NYMEX Clearport

New England Market Prices and Heat Rates

NEPOOL MASS Hub
ATC Forward Prices ($/MWh)


118
98
78
58
38
2009
2010
2011
2012
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08
12/08
1/09
2/09
3/09
4/09
5/09
6/09
7/09
8/09
9/09
10/09

Source: NYMEX Clearport

NEPOOL MASS Hub
Implied Delivered Heat Rate (Btu/kWh)


9,300
8,900
8,500
8,100
7,700
2009
2010
2011
2012
1/08
2/08
3/08
4/08
5/08
6/08
7/08
8/08
9/08
10/08
11/08
12/08
1/09
2/09
3/09
4/09
5/09
6/09
7/09
8/09
9/09
10/09

Source: NYMEX Clearport

Bridge from Old to New Views

Business as Usual → **Separate** | **Recap** | **Post-Spin**

Guidance | | **Outlook** |

2009 EPS Guidance Midpoint: Utility / Parent / Other / Non-Nuclear Wholesale Assets; Nuclear; Total ETR

Separately quantify: Special items

→

2010 EPS Guidance Midpoint: Utility / Parent / Other / Non-Nuclear Wholesale Assets; Nuclear; Total ETR (+ Range)

Separately quantify: Special items

→

Entergy

2010 **Outlook** Range: EPS

→ Debt reduction; Share repurchase / exchange →

Entergy

2010 **Outlook** Range: EPS

enexus

2010 **Outlook** Range: EPS

→ Net financing →

enexus

2010 **Outlook** Ranges: EPS

Adjusted EBITDA[1]

[1] *Adjusted EBITDA – Earnings before interest, income taxes, depreciation and amortization and interest and dividend income (EBITDA) excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets*

2010 Earnings Guidance on Business as Usual Basis

As-Reported and Operational EPS – Business as Usual
2010E Guidance (after-tax)



6.80 Midpoint
6.40 – 7.20 Range
6.50
0.65
(0.05)
(0.08)
(0.15)
(0.05)
0.10
0.08
(0.15)
(0.20)
(0.05)
0.20
Utility / Parent / Other
(includes Non-Nuclear Wholesale Assets)
Entergy Nuclear
09E Oper. Midpoint
Sales / Rate Actions
O&M
Depreciation Expense
Other Income
Interest Expense
Non-Nuclear Wholesale Assets
Accretion / Other
Net Revenue
O&M
Depreciation Expense
Other Income
10E Oper. Guidance

As-Reported
$6.30 Midpoint
$6.00 – 6.60 Range

As-Reported
$6.55 Midpoint
$6.15 – $6.95 Range

2010 Post-Spin Outlook for Each Company

Post-Spin Financial Outlook 2010E, assuming Jan. 1, 2010 spin date	Entergy	enexus	**Combined Midpoint**
$/share (after-tax)			
BAU Operational Guidance	3.35 – 3.75	3.05 – 3.45	6.80
Separation stage	(0.10)	(0.30)	(0.40)
Recapitalization stage	0.60	(1.20)	(0.60)
Operational Post-Spin Financial Outlook[1]	3.85 – 4.25	1.55 – 1.95	5.80
Incremental effect for full year of share repurchase / exchange programs	0.55	0.05	0.60
Adjusted Operational Post-Spin Financial Outlook[1]	4.40 – 4.80	1.60 – 2.00	6.40
$ billions			
Adjusted EBITDA[2]	n/a	1.075 – 1.175	1.125

[1] 2010 As-reported Post-Spin Financial Outlook will include a special item for expenses anticipated in connection with outside services to conclude the spin-off; a determination has not yet been made as to how these costs will be allocated in the separation, and the level of charges will vary depending on the actual spin-off timing

[2] Adjusted EBITDA – Earnings before interest, income taxes, depreciation and amortization and interest and dividend income (EBITDA) excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets

Accretive Projection by 2013

2014 EPS – *Illustrative*



Gap Continues to Widen Over Time
Business as Usual
Post-Spin Opportunity: Entergy + Enexus

Post-Spin Opportunities – *Illustrative*



Hedging Strategy Changes @Enexus
Additional Financial Capacity @Enexus
Structuring @Enexus
Additional Financial Capacity @Entergy

As Much as $2B of Investment Capacity Could Be Unlocked Over 5-Year Period

Investment Above Depreciation to Meet Existing Needs at the Utility

Projected Capital Expenditures
2010E – 2012E; $B



Maintenance Capital
Investing Capital
Utility/ Parent/ Other
2.4
3.6
6.0
+$0.7B over 2009 - 2011 Capital Plan
Non-Utility Nuclear
0.3
0.8
1.1
Total
7.1

Investing Capital – Preliminary
2010E – 2012E; % of Total



3.6
Potential Portfolio Transformation
Generation (Existing Fleet)
Environmental
Transmission
Other
0.8
Dry Fuel Storage / License Renewal
Component Replacement
NYPA Value Sharing
Independent Safety Evaluation
Other
7.1
6.0
Utility / Parent / Other
1.1
Non-Utility Nuclear

Overarching Aspiration:
Top Quartile Total Shareholder Return

2014 Financial Aspirations
Off 2009 base year



Top Quartile TSR
Double Digit EPS Growth
(Compound Annual Growth Rate)
Entergy
Balanced Investment / Return Program[2]
Investment Grade Credit
Superior TSR
Adjusted EBITDA[1] $2 billion
enexus
Balanced Investment / Return Program
BB/Ba Credit Range

[1] *Adjusted EBITDA – Earnings before interest, income taxes, depreciation and amortization and interest and dividend income (EBITDA) excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets*

[2] *Entergy aspires to retain its current dividend level (even after the spin-off of a substantial business) while balancing future growth thereon with competing investment opportunities*

Entergy 2014 Financial Driver Sensitivities

2014 Earnings Sensitivities ***Illustrative***

$/share


0.13
1% Retail Sales Growth
0.03
$100M / year Investment in Service
0.45
1% Increase in Allowed ROE
1% Increase in NFOM
(0.07)
$100M Increase in Debt
(0.02)
$500M Share Repurchases (post spin-off)
0.20 – 0.25

Entergy ***Illustrative***

2014 EPS Growth Aspiration

One Path for Utility Earnings Growth


4.7
5.2
(3.4)
6.5
1.5% Sales Growth
$700M/yr Invest-ment in Service
2.0% O&M Growth
Earnings Growth Aspiration

Enexus 2014 Financial Driver Sensitivities

Enexus 2014 Aspiration Assumptions

Aspiration Assumptions	Drivers	Estimated Annual Impact
$2 billion Adjusted EBITDA[1]	+ 0 – 1,500 Btu/kWh heat rate expansion + \$0 – 30/ton CO_2 + \$0 – 4/kW-month capacity price - / + \$0 – 2/MMBtu change in gas price	Up to 350 Up to 500 Up to 200 Down / Up to 600
Investments		EBITDA uplift potential
Share Repurchases		Per share metric benefits

[1] *Adjusted EBITDA – Earnings before interest, income taxes, depreciation and amortization and interest and dividend income (EBITDA) excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets*

Appendix: Reg G Reconciliation

Table 1: Consolidated EPS
Reconciliation of GAAP to Non-GAAP Measures
2009E and 2010E Guidance Midpoints

(Per share in U.S. $)		2009E[1] Guidance Midpoint	2010E Guidance Midpoint
As-Reported	(a)	6.30	6.55
Less Special Items			
2009 Non-utility nuclear spin-off expenses at Utility, Parent & Other		(0.06)	-
2009 Non-utility nuclear spin-off dis-synergies at Energy Nuclear		(0.14)	-
2010 Non-utility nuclear spin-off dis-synergies at Energy Nuclear		-	(0.25)
Total Special Items	(b)	(0.20)	(0.25)
Operational	(a)-(b)	6.50	6.80

[1] *2009E reflects revisions made in July 2009 and includes non-utility nuclear spin-off expenses for outside services at Utility, Parent & Other through June 30, 2009*